SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported): November 15, 1999

                          NATIONAL CITY BANCORPORATION
                Exact Name of Registrant as Specified in Charter

           Iowa                       09426                     42-0315731
(State or Other Jurisdiction       (Commission                 (IRS Employer
       of Incorporation)            File Number)             Identification No.)

651 Nicollet Mall, Minneapolis, Minnesota                            55402
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's Telephone Number, Including Area Code:    (612) 904-8500



(Former Name or Former Address, if changed since last report)

                              ITEM 5. OTHER EVENTS

                   RESTATEMENT OF ALLOWANCE FOR CREDIT LOSSES

Management of National City Bancorporation (NCB) has identified a "special reserve" account maintained on the balance sheet of NCB's commercial finance subsidiary, Diversified Business Credit, Inc. (DBCI). This special reserve was established by DBCI management in 1993. In connection with this reserve account, since 1993 DBCI management improperly reported certain information that should have been addressed in the determination of NCB's consolidated allowance for credit losses. After consideration of the balance of this account at each measurement date and the nature of certain additional information previously available only to DBCI management, NCB management has determined that the adjustments set forth on the attached schedule are necessary to properly reflect the consolidated financial statements for each of the annual periods from 1995 through 1998. The adjustments summarized on the attached schedule do not result in any change to the consolidated net worth of NCB as of September 30, 1999, December 31, 1998, or December 31, 1997. In addition, there is no effect on the consolidated earnings of NCB for the year ended December 31, 1998, the nine months ended September 31, 1999 or any of the quarterly periods during 1999.

NCB intends to file an amendment to its Annual Report (Form 10-K) for the year ended December 31, 1998.

Attachment - Summary of Adjustments to Earnings and Balance Sheet Amounts.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                   NATIONAL CITY BANCORPORATION

Dated: November 15, 1999           By:__________________________________
                                           Thomas J. Freed
                                           Chief Financial Officer

                                                                       December                                  1999
                                                                          31
                                                     --------------------------------------------   -------------------------------
Income Statement                                       1998        1997        1996         1995        Q1         Q2         Q3
                                                     --------    --------    --------    --------   --------    --------   --------
Fee/interest income, as reported                     $ 73,090    $ 66,110    $ 57,992    $ 54,952   $ 17,450    $ 18,126   $ 19,470
   Adjustment to fee/interest income                     (50)        800         803       1,020        250         488        601
                                                     --------    --------    --------    --------   --------    --------   --------
         Adjusted fee/interest income                  73,040      66,910      58,795      55,972     17,700      18,614     20,071
                                                     --------    --------    --------    --------   --------    --------   --------
Provision for loan losses, as reported                 (2,940)     (2,134)     (2,345)     (1,502)      (612)       (509)      (510)
Adjustment to provision for loan losses
         from fees/interest income                         50        (469)       (803)     (1,020)      (250)       (488)      (601)
                                                     --------    --------    --------    --------   --------    --------   --------
                                                       (2,890)     (2,603)     (3,148)     (2,522)      (862)       (997)    (1,111)
Adjustment to provision for loan losses:
   Adjustment to reflect necessary
         (addition to)/reduction of
         the allowance for credit losses                           (2,216)                  1,780
   Reversal of current year income effect                                                   1,020

   Application of charge-offs (net) to current period
         provision                                                                           (730)
                                                     --------    --------    --------    --------   --------    --------   --------
Total effect on current period earnings                     0      (2,216)          0       2,070
                                                     --------    --------    --------    --------   --------    --------   --------
Provision of credit losses, as restated              $ (2,890)   $ (4,819)   $ (3,148)   $   (452)  $   (862)   $   (997)  $ (1,111)
                                                     ========    ========    ========    ========   ========    ========   ========

Total effect on current period earnings              $      0    $ (1,885)   $      0    $  2,070

Applicable income taxes                                     0         643           0        (828)
                                                     --------    --------    --------    --------
After tax effect on net income                              0      (1,242)          0       1,242

Net income, as originally reported                     15,664      14,964      12,686      11,454
                                                     --------    --------    --------    --------
Net income, as restated                              $ 15,664    $ 13,722    $ 12,686    $ 12,696
                                                     ========    ========    ========    ========

% effect of restatement                                     0%         -8%          0%         11%

Earnings per share, as originally reported           $   1.77    $   1.68    $   1.42    $   1.28

Earnings per share, as restated                      $   1.77    $   1.54    $   1.42    $   1.42



[WIDE TABLE CONTINUED FROM ABOVE]

                1998

   ---------------------------------------
      Q1          Q2         Q3
   --------    --------    --------

   $ 20,326    $ 21,084    $ 19,353
      (252)       (203)       (115)
   --------    --------    --------
    $20,074    $ 20,881    $ 19,238
   --------    --------    --------
       (480)       (260)       (650)

        252         203         115
   --------    --------    --------
       (228)        (57)       (535)








   --------    --------    --------

   --------    --------    --------
   $   (228)   $    (57)   $   (535)
   ========    ========    ========


                                                                          December
                                                                              31
                                                   1998        1997        1996         1995
                                                 ---------   ---------   ---------    ---------
Balance Sheet
Allowance for credit losses, as originally
reported                                         $  10,423   $  10,071   $   8,511    $   8,602

Transfer of "special reserve" (as recorded by
DBCI)                                                3,362       4,212       3,816        2,216

Cumulative adjustments to allowance for credit
losses                                                   0           0      (2,216)      (2,216)
                                                 ---------   ---------   ---------    ---------
Allowance for credit losses, as restated         $  13,785   $  14,283   $  10,111    $   8,602
                                                 =========   =========   =========    =========
Gross loans receivable, as originally reported   $ 762,747   $ 666,382   $ 596,504    $ 552,504

Transfer of "special reserve" (as recorded by
DBCI)                                                3,362       4,212       3,816        2,216
                                                 ---------   ---------   ---------    ---------
Gross loans receivable, as restated              $ 766,109   $ 670,594   $ 604,752    $ 554,720
                                                 =========   =========   =========    =========
Stockholders' equity, as reported                $ 147,288   $ 132,927   $ 118,013    $ 106,034
Effect on net earnings, cumulative                       0           0       1,242        1,242
                                                 ---------   ---------   ---------    ---------
Stockholders' equity, as restated                $ 147,288   $ 132,927   $ 119,255    $ 107,276
                                                 =========   =========   =========    =========
